INVESTOR PRESENTATION FIRST QUARTER 2019

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 2, 2019, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2019 fiscal year and beyond to differ materially from those expressed or implied in any of the forward- looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on May 29, 2019 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

OUR JOURNEY PHASE PHASE PHASE STABILIZING WHILE TRANSFORMING GROWING WHILE TRANSFORMING ACCELERATING GROWTH • BUILT THE FOUNDATION • COMPARABLE SALES GROWTH • EXPAND GLOBALLY • RETURNED TO GROWTH • GROSS PROFIT RATE EXPANSION • TAKE SHARE IN THE U.S. • CENTERED AROUND THE CUSTOMER • LEVERAGE EXPENSES • DEVELOPED PLAYBOOKS TO ALIGN PRODUCT, VOICE & EXPERIENCE 3

OUR TRANSFORMATION INITIATIVES OPTIMIZING OUR GLOBAL STORE NETWORK • RIGHTSIZING STORE FLEET AND ADAPTING TO THE EVOLVING ROLE OF THE STORE AS CUSTOMERS' SHOPPING PREFERENCES SHIFT ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • CREATING BEST-IN-CLASS CUSTOMER EXPERIENCES WHILE GROWING PROFITABLY ACROSS CHANNELS INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • FURTHER INVESTMENT IN CAPABILITIES TO POSITION SUPPLY CHAIN FOR GREATER SPEED, AGILITY AND FLEXIBILITY • LEVERAGE DATA AND ANALYTICS TO OFFER THE RIGHT PRODUCT AT THE RIGHT TIME AND THE RIGHT PRICE IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • BETTER LEVERAGE DATA, INCLUDING OUR LOYALTY PROGRAMS, TO ENGAGE WITH CUSTOMERS ACROSS CHANNELS • DRIVE MORE EFFICIENT AND EFFECTIVE MARKETING SPEND 4

OUR FISCAL 2020 TARGETS AS PRESENTED DURING OUR INVESTOR DAY ON APRIL 25, 2018 LOW SINGLE-DIGIT SALES CAGR – POSITIVE COMPARABLE SALES – GLOBAL MARKET EXPANSION MODEST GROSS PROFIT RATE EXPANSION OPERATING EXPENSE LEVERAGE DOUBLE FISCAL 2017 ADJUSTED NON-GAAP OPERATING INCOME MARGIN OF 2.9% 5

Q1 2019 CEO COMMENTARY "We achieved our seventh consecutive quarter of positive comparable sales fueled by ongoing strength at Hollister and a return to positive comps at Abercrombie. This contributed to top-line growth, operating margin improvement and a net loss reduction compared to last year." "We are focused on our transformation initiatives, with global store network optimization a key priority. We continue to believe in stores and are committed to delivering intimate, omni-channel brand experiences that closely align with our customers’ needs. In line with our strategy, we are announcing plans to close three additional flagship locations, bringing the total to five since 2017. Except for the charges from these flagship store actions, we remain on track to achieve our previously communicated fiscal 2019 outlook and continue to lay the foundation to achieving our fiscal 2020 targets." Fran Horowitz, Chief Executive Officer 6

Q1 P&L SUMMARY (in thousands) % OF NET % OF NET 2019 SALES 2018 SALES NET SALES $733,972 100.0% $730,899 100.0% GROSS PROFIT (1) 444,090 60.5% 442,345 60.5% OPERATING EXPENSE 471,965 64.3% 487,108 66.6% OTHER OPERATING INCOME, NET (617) (0.1)% (2,560) (0.4)% OPERATING LOSS (27,258) (3.7)% (42,203) (5.8)% INTEREST EXPENSE, NET 616 0.1% 3,018 0.4% LOSS BEFORE INCOME TAXES (27,874) (3.8)% (45,221) (6.2)% INCOME TAX BENEFIT (9,588) (1.3)% (3,713) (0.5)% NET LOSS $(19,155) (2.6)% $(42,461) (5.8)% NET LOSS PER SHARE BASIC $(0.29) $(0.62) DILUTED $(0.29) $(0.62) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 66,540 68,500 DILUTED 66,540 68,500 (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 7

Q1 ADJUSTED P&L SUMMARY* (in thousands) % OF NET % OF NET 2019 SALES 2018 SALES NET SALES $733,972 100.0% $730,899 100.0% GROSS PROFIT (1) 444,090 60.5% 442,345 60.5% OPERATING EXPENSE 471,965 64.3% 481,508 65.9% OTHER OPERATING INCOME, NET (617) (0.1)% (2,560) (0.4)% OPERATING LOSS (27,258) (3.7)% (36,603) (5.0)% INTEREST EXPENSE, NET 616 0.1% 3,018 0.4% LOSS BEFORE INCOME TAXES (27,874) (3.8)% (39,621) (5.4)% INCOME TAX BENEFIT (9,588) (1.3)% (2,172) (0.3)% NET LOSS $(19,155) (2.6)% $(38,402) (5.3)% NET LOSS PER SHARE BASIC $(0.29) $(0.56) DILUTED $(0.29) $(0.56) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 66,540 68,500 DILUTED 66,540 68,500 * The Q1 Adjusted P&L Summary for the prior period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 9. (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 8

EXCLUDED ITEMS* 2018 (in thousands) Q1 Q2 Q3 Q4 FULL YEAR LEGAL CHARGES $5,600 $— $(3,005) $— $2,595 ASSET IMPAIRMENT — 8,671 — — 8,671 PRE-TAX EXCLUDED ITEMS 5,600 8,671 (3,005) — 11,266 TAX EFFECT (1) (1,541) (2,689) 1,064 683 (2,483) TAX CUTS AND JOBS ACT OF 2017 CHARGES — 2,042 405 (5,982) (3,535) TOTAL EXCLUDED ITEMS $4,059 $8,024 $(1,536) $(5,299) $5,248 * There were no excluded items in the current year. (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. In the fourth quarter of fiscal 2018, excluded Items consist of the impact of prior quarters' excluded items on the adjusted non-GAAP tax provision, as well as discrete net tax benefits related to the Tax Cuts and Jobs Act of 2017. 9

Q1 NET SALES INCREASED TO $734M YTD INCLUDING ADVERSE IMPACTS FROM CHANGES IN FOREIGN CURRENCY ABERCROMBIE BRAND ABERCROMBIE 41.6% 41.6% HOLLISTER ABERCROMBIE HOHOLLISTERLLISTER C CO.O. $428M $306M 58.4%58. 4% • 58.4% OF TOTAL NET SALES • 41.6% OF TOTAL NET SALES • NET SALES UP 1% FROM LAST YEAR • NET SALES DOWN 1% FROM LAST YEAR AINTERNATIONALBERCROMBIE 41.6% 36.0% GEOGRAPHY HUNITEDOLLIST STATESER CO. 64.0%58 .4% UNITED STATES INTERNATIONAL $470M $264M • 64.0% OF TOTAL NET SALES • 36.0% OF TOTAL NET SALES • NET SALES UP 5% FROM LAST YEAR • NET SALES DOWN 6% FROM LAST YEAR 10

Q1 POSITIVE COMPARABLE SALES OF 1%* YTD EXCLUDING ADVERSE IMPACTS FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES ABERCROMBIE ABE41.6%RCRO MBIE 41.6% HOHOLLISTERLLISTER C CO.O. 58.4%58. 4% 2% 4% -4% HOLLISTER UNITED STATES INTERNATIONAL AINTERNATIONALBERCROMBIE 41.6% 36.0% 1% ABERCROMBIE HUNITEDOLLIST STATESER CO. 64.0%58 .4% * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. 11

Q1 OPERATING EXPENSE GAAP % OF NET GAAP % OF NET (in thousands) 2019 SALES 2018 SALES Δ BPS (3) STORE OCCUPANCY (1) $153,015 20.8% $162,214 22.2% (140) ALL OTHER (2) 205,341 28.0% 198,941 27.2% 80 STORES AND DISTRIBUTION 358,356 48.8% 361,155 49.4% (60) MARKETING, GENERAL & ADMINISTRATIVE 111,947 15.3% 124,897 17.1% (180) ASSET IMPAIRMENT 1,662 0.2% 1,056 0.1% 10 TOTAL $471,965 64.3% $487,108 66.6% (230) NON-GAAP % OF NET NON-GAAP % OF NET (in thousands) 2019 SALES 2018* SALES Δ BPS (3) STORE OCCUPANCY (1) $153,015 20.8% $162,214 22.2% (140) ALL OTHER (2) 205,341 28.0% 198,941 27.2% 80 STORES AND DISTRIBUTION 358,356 48.8% 361,155 49.4% (60) MARKETING, GENERAL & ADMINISTRATIVE 111,947 15.3% 119,297 16.3% (100) ASSET IMPAIRMENT 1,662 0.2% 1,056 0.1% 10 TOTAL $471,965 64.3% $481,508 65.9% (160) * Q1 adjusted non-GAAP operating expense for the prior period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 9. (1) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. 12

SHARE REPURCHASES AND DIVIDENDS SHARE REPURCHASES (1) (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL Q1 2019 — — — $13,246 $13,246 (1) At the end of the first quarter, the company had approximately 3.6 million shares remaining available for purchase under its publicly announced stock repurchase authorization. SHARE REPURCHASES (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL Q1 2018 778 $18,670 $23.99 $13,642 $32,312 Q2 2018 969 25,000 25.80 13,554 38,554 Q3 2018 1,184 25,000 21.11 13,354 38,354 Q4 2018 — — — 13,164 13,164 2018 2,932 $68,670 $23.42 $53,714 $122,384 13

857 STORES GLOBALLY AS OF Q1 2019 EXCLUDING 16 INTERNATIONAL FRANCHISE STORES ACROSS BRANDS 122 18 CANADA EUROPE 660 9 48 UNITED STATES MIDDLE EAST ASIA 542 HOLLISTER 315 ABERCROMBIE 14

Q1 STORE COUNT ACTIVITY UNITED MIDDLE TOTAL COMPANY TOTAL STATES CANADA EUROPE ASIA EAST START OF Q1 2019 861 663 18 123 48 9 OPENINGS 1 1 — — — — CLOSINGS (5) (4) — (1) — — END OF Q1 2019 857 660 18 122 48 9 HOLLISTER (1) START OF Q1 2019 542 393 11 104 29 5 OPENINGS 1 1 — — — — CLOSINGS (1) (1) — — — — END OF Q1 2019 542 393 11 104 29 5 ABERCROMBIE (2) START OF Q1 2019 319 270 7 19 19 4 OPENINGS — — — — — — CLOSINGS (4) (3) — (1) — — END OF Q1 2019 315 267 7 18 19 4 (1) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes nine and eight international franchise stores as of May 4, 2019 and February 2, 2019, respectively. Excludes two U.S. Gilly Hicks pop-up stores as of May 4, 2019. (2) Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes seven international franchise stores as of each of May 4, 2019 and February 2, 2019. 15

Q1 NEW STORE OPENINGS BRAND CENTER CITY DATE HOLLISTER LAS AMERICAS PREMIUM OUTLETS SAN DIEGO, CALIFORNIA 4/19/2019 16

GLOBAL STORE NETWORK OPTIMIZATION Q1 2019 ACTIVITY HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 1 — 1 REMODELS 5 — 5 RIGHT-SIZES 1 3 4 TOTAL NEW EXPERIENCES 7 3 10 STORE CLOSURES (1) (4) (5) (1) Includes two right-sizes related to the abercrombie kids brand. FULL YEAR 2019 OUTLOOK (1) HOLLISTER ABERCROMBIE (2) TOTAL COMPANY NEW STORES 20 20 40 REMODELS 25 — 25 RIGHT-SIZES 10 10 20 TOTAL NEW EXPERIENCES 55 30 85 STORE CLOSURES UP TO 40 (1) Actual new store experiences for fiscal 2019 may differ from expectations. (2) Includes 15 new stores and five right-sizes related to the abercrombie kids brand. 17

FISCAL 2019 OUTLOOK PREVIOUS FULL YEAR OUTLOOK CURRENT FULL YEAR OUTLOOK NET SALES (1) UP IN THE RANGE OF 2% TO 4% * CHANGES IN FOREIGN CURRENCY $15M ADVERSE IMPACT TO NET SALES $30M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) UP LOW-SINGLE DIGITS * GROSS PROFIT RATE (3) UP SLIGHTLY * GAAP OPERATING EXPENSE (4) UP APPROXIMATELY 2% UP IN THE RANGE OF 4% TO 5% WEIGHTED AVERAGE DILUTED SHARES (5) APPROXIMATELY 69M SHARES APPROXIMATELY 68M SHARES EFFECTIVE TAX RATE MID-TO-UPPER 20S MID 20S CAPITAL INVESTMENTS APPROXIMATELY $200M * * No change from the previous outlook. (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $30 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.2%, assuming only the current tariffs in place. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $2.03 billion. Excludes other operating income, net. Relative to previous outlook, the current outlook includes $45 million of lease-related net charges related to flagship store actions taken in the second quarter of fiscal 2019. If not for the charges resulting from these actions, the company would have expected operating expense to be consistent with previously issued expectations of up approximately 2% as compared to fiscal 2018 adjusted non-GAAP operating expense. (5) Excludes the effect of potential share buybacks. SECOND QUARTER OUTLOOK NET SALES (1) FLAT TO UP 2% CHANGES IN FOREIGN CURRENCY $10M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) APPROXIMATELY FLAT GROSS PROFIT RATE (3) DOWN APPROXIMATELY 100 BASIS POINTS GAAP OPERATING EXPENSE (4) UP APPROXIMATELY 10% EFFECTIVE TAX RATE MID 20S (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $10 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.2%, assuming only the current tariffs in place. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $498 million. Excludes other operating income, net. The current outlook includes $45 million of lease-related net charges related to flagship store actions taken in the second quarter of fiscal 2019. If not for the charges resulting from these actions, the company would have expected operating expense to be flat to up approximately 1% as compared to fiscal 2018 adjusted non-GAAP operating expense. 18

APPENDIX 19

Q1 ADJUSTED NON-GAAP RECONCILIATION 2018 EXCLUDED 2018 GAAP ITEMS NON-GAAP MARKETING, GENERAL & ADMINISTRATIVE (1) $124,897 $5,600 $119,297 OPERATING LOSS (42,203) (5,600) (36,603) LOSS BEFORE INCOME TAXES (45,221) (5,600) (39,621) INCOME TAX BENEFIT (2) (3,713) (1,541) (2,172) NET LOSS $(42,461) $(4,059) $(38,402) NET LOSS PER DILUTED SHARE $(0.62) $(0.06) $(0.56) DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,500 68,500 (1) Excluded items consist of charges of $5.6 million related to certain legal matters. (2) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. 20

RELAUNCH OF ICONIC FIERCE FRAGRANCE THE CAMPAIGN HAS GARNERED OVER 300 MILLION MEDIA IMPRESSIONS SINCE ITS FEBRUARY INTRODUCTION. FIERCE HAS ALWAYS BEEN POPULAR, BUT AFTER THE RELAUNCH, THE COMPANY SAW ITS BEST COMP PERFORMANCE IN OVER FIVE YEARS. 21